================================================================================

                                                                  Van Eck Global
================================================================================
                                                       Worldwide Insurance Trust
--------------------------------------------------------------------------------
[GRAPHIC]

                                                              SEMI-ANNUAL REPORT

                                                                   June 30, 2000

                                  discipline


                                                 Worldwide Emerging Markets Fund



allocation



                                               diversity




                         GLOBAL INVESTMENTS SINCE 1955

                        Worldwide Emerging Markets Fund

--------------------------------------------------------------------------------
Dear Shareholder:

After a year of exceptional performance in 1999, the emerging markets experienced profit-taking during the first six months of 2000. A number of factors contributed to this market adjustment, including hikes in U.S. interest rates, the possibility of a U.S. economic slowdown, and the extreme volatility of the U.S. markets. Technology stocks, which were particularly volatile, are a primary driver of the Asian markets. In this environment, the Van Eck Worldwide Emerging Markets Fund declined 12.41% in the first half of the year, compared with a loss of 7.99% for the MSCI Emerging Markets Free Index.*

Review

We continue to have a very positive outlook for the emerging markets overall. Most emerging markets are experiencing strong economic growth due to a sharp rebound in domestic demand, sustained low interest rates and subdued inflation. Demand from developed economies has added to this strength. In terms of the markets, company earnings remain strong, corporate restructuring continues and stock valuations are attractive. Therefore, we view the recent market correction as just that, a correction in the middle of a bull market cycle.

As we forecasted both economic and market recoveries in the end of 1998, the Fund was fully invested, with an emphasis on growth stocks and the technology sector. These strategies helped the Fund outperform in 1999. However, the Fund's bias towards growth and technology stocks hurt performance in the second quarter of 2000, as investors realigned their portfolios in favor of cheaper value stocks.

We have maintained the portfolio's growth and technology emphases since company fundamentals remain strong. We believe that these stocks continue to offer the most promising results. In terms of country weightings, we have favored those markets that are benefiting from the technology boom, in particular those of Taiwan, Korea, India and Israel. We have also emphasized those countries that have been in the beginnings of a cyclical recovery, such as Brazil, China (through both Chinese companies and China-related Hong Kong companies) and Russia. We have maintained a substantial allocation to the Mexican market as growth there remains healthy and the country's economy is converging with that of the U.S.

The best performing Asian markets for the first half were those of Greater China (China, +48%; Taiwan, -0.3%; and Hong Kong, -5.0%+), whereas the Southeast Asian countries generally suffered from a lack of interest. One exception to this was Malaysia, which gained 2.6%. One of the reasons for the relative outperformance of Malaysia and Taiwan was their weighting increase in the main benchmark index (and hence, their increased weighting in many investment portfolios) as of May 31.

The Taiwanese market (13.4% of the Fund's total net assets at June 30) performed well over the first quarter, but gave back those gains in the second. We were underweight through the first half, but less so in the second quarter, which contributed negatively to returns. Fears of slackening demand for electronics goods as the U.S. economy slows down appears to have been part of the reason for this. However, the sector, which is crucial to the country's economy, appears to be performing very strongly, with many companies showing record sales. The technology sector did not fully participate in the rally that many U.S. technology stocks experienced in June, but we hope that there will be an element of "catch-up" in the next few months. Certainly, earnings growth has been very strong. In the political arena, elections at the end of the second quarter saw the incumbent party's candidate defeated, paving the way for some progress in stalled cross-straits negotiations.

China (2.0% of assets) is responding well to monetary stimulus and exports are benefiting from strengthening external demand. Consumers appear to be spending again, and the savage deflation that has been a feature of the Chinese economy may be lifting. It appears as though the Chinese economy may be in its best shape since the early nineties. Hong Kong (6.3% of assets) appears to be recovering nicely, with office demand showing notable strength. Further economic strength on the mainland should reinforce this. Our total exposure to

                        Worldwide Emerging Markets Fund

--------------------------------------------------------------------------------
Hong Kong is nearly twice the benchmark weighting, as we feel strongly that these markets will do well in the second half of the year.

In Malaysia (3.0% of assets), the economy continues to recover well with low inflation. Interest rates should remain at very subdued levels, providing valuation support for equities. On the negative side, most international money managers are skeptical of corporate reform efforts, and remain underweight. We entered the year with an overweight position in Malaysia and cut the exposure to underweight in the second quarter.

India's government budget is always keenly watched for signs of government direction and ability to control the large fiscal deficit. By and large, most observers were disappointed this year, and the market sold off heavily toward the end of the first quarter. A relatively strong performance in the second quarter left the broad market down less than 1% for the first half. Unfortunately, however, many software stocks were especially hard hit. The issue for software stocks has essentially been a valuation one, as their business outlook remains very attractive. At June 30, 8.2% of the portfolio was invested in Indian securities.

The South Korean market (11.7% of assets) remains something of an enigma. For most of the first half, the market performed poorly despite strong fundamentals and, in particular, good valuations, ending the period down 20.1%. In June, the market recovered somewhat. Although foreign investors were not large sellers, local retail investors took money out of the market, forcing redemptions at the investment trust companies. The motivating factor behind the move to cash, domestically, appears to be fears of further strains in the financial sector. In our opinion, the market has sufficiently priced in these problems and we expect the market to continue to rally.

In Latin America, the major markets of Mexico and Brazil (12.1% and 9.7% of assets, respectively) started the first half with gains, only to fall back in the second quarter. Mexico finished the first half of the year with a loss of 5.8%. The most important domestic event for the market was the presidential elections that took place at the end of the first half. As we write this, it appears that the 70-year rule of the PRI party will come to an end, with a decisive victory for Vincente Fox. The peaceful changeover in power exemplifies Mexico's increasing political stability, which should be positive for the Mexican market.

In Eastern Europe, the Russian market (4.0% of assets) was extremely volatile. After strong first quarter performance (+25%), the market gave all of its gains back in the second quarter to finish the half with a decline of 2.2%. Macroeconomic data, however, points to a continuing recovery from the crisis of 1998. The strong oil price has helped, and improved tax collection has bolstered the government's finances. Putin's election looks broadly positive in terms of political stability and economic reform. However, there are fears that he is attempting to tackle too many vested interests too quickly. A lower risk premium should benefit the equity market in the second half.

Other European markets put in mixed performances, ranging from +13.5% for Israel (5.1% of assets) to -32% for Greece. The Fund has been underweight the Greek market during the first half with no assets allocated to the country at June 30 as we were concerned about valuations. We expect Greece to graduate to "developed" market status sometime toward the end of the year.

South Africa took a hit with its currency, the rand, declining approximately 10% in the first half. Much of this loss can be attributed to a more bearish view on the direction of interest rates as well as the political instability of its neighbor, Zimbabwe. The Fund remains underweight with a 5.2% allocation to this market. We do not favor South Africa's commodity-related stocks since there are some signs of lower expectations for OECD growth.

The Outlook

We are positive on the outlook for both the emerging market economies and markets. Emerging market economies are clearly moving to a more sustainable growth rate after the sharp rebound of the last eighteen months. Nonetheless, export growth

                        Worldwide Emerging Markets Fund

--------------------------------------------------------------------------------
remains strong, most countries have current account surpluses, and consumer strength and investment are growing. The markets may be volatile over the next few months, particularly until the outlook for the U.S. economy and interest rates becomes clearer. Exogenous factors may still dominate the performance of emerging markets near term. However, with less uncertainty and less volatility in the major global markets, we believe the emerging markets will continue to perform due to overwhelmingly positive domestic and corporate news in these regions.

We would like to thank you for your participation in the Van Eck Worldwide Emerging Markets Fund, and we look forward to working with you in the future.


 [PHOTO]                [PHOTO]


 /s/ David A. Semple    /s/ David M. Hulme


 David A. Semple        David M. Hulme
 Co-Portfolio           Co-Portfolio Manager
 Manager

July 6, 2000


Investors should be aware that emerging market investments can be extremely volatile. Because of this, they should be viewed as a complement to a broad-based portfolio. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities and may therefore at times be illiquid.

*The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The MSCI Emerging Markets Free Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. "Free" indicates that the Index includes only those securities available to foreign (e.g., U.S.) investors.

+All individual country returns are in U.S. dollar terms and are based on country-specific stock markets; for example, the Hong Kong market is measured by the Hang Seng Index.

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.

At certain times in the past, the Adviser waived certain or all expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                        Worldwide Emerging Markets Fund

--------------------------------------------------------------------------------

                            Geographical Weightings
                              as of June 30, 2000

                                    [GRAPH]

                          Taiwan               13.4%
                          Mexico               12.1%
                          South Korea          11.7%
                          Brazil                9.7%
                          India                 8.2%
                          Hong Kong             6.3%
                          Cash/Equivalents      6.1%
                          Singapore             5.4%
                          South Africa          5.2%
                          Israel                5.1%
                          Other                 4.2%
                          Russia                4.0%
                          Turkey                3.6%
                          Malaysia              3.0%
                          China                 2.0%

                        Worldwide Emerging Markets Fund
                  Top Ten Equity Holdings as of June 30, 2000*
--------------------------------------------------------------------------------

Samsung Electronics
(South Korea, 3.1%)

Samsung Electronics manufactures and exports a wide range of consumer and industrial electronic equipment such as memory chips, semiconductors, personal computers, telecommunication equipment and televisions.

Telefonos de Mexico S.A. de C.V. (Telmex)
(Mexico, 2.9%)

Telmex is the dominant telecom carrier in Mexico with over 12 million fixed line customers and over seven million cellular subscribers. Recent initiatives have included a focus on profitability, overseas expansion into Central and South America and development of Internet and data services. Telmex trades at a substantial discount to its Western peers.

Pacific Century Regional Development Ltd.
(Singapore, 2.3%)

Pacific Century is an investment holding and property development and management company. Pacific Century Cyberworks is its largest subsidiary and is involved in the provision of venture capital to Asian Internet and technology start-ups.

SK Telecom Co., Ltd.
(South Korea, 2.1%)

SK Telecom is Korea's market leader in mobile communications, with over 10 million subscribers and a market share of 43%.

Dimension Data Holdings Ltd.
(South Africa, 2.1%)

Dimension Data is an investment holding company operating in the information technology industry worldwide. The group focuses on communications networking infrastructures and electronic commerce software applications.

Satyam Computer Services Ltd.
(India, 2.1%)

Satyam is a software services company specializing in IBM, Windows and Unix platforms. The company undertakes turnkey execution of projects in India and abroad, and has pioneered offshore software developments in India using its high-speed satellite data communication. Satyam also provides Internet access and services through Satyam Infoway.

R.O.C. Taiwan Fund
(Taiwan, 1.9%)

The R.O.C. Fund is a closed-end mutual fund that invests in publicly traded securities of Taiwanese companies. The Fund is trading at a discount to the underlying value of its assets.

United Microelectronics Corp.
(Taiwan, 1.9%)

United Microelectronics designs, manufactures and markets integrated circuits
(ICs) and related electronics products. The company's main products are consumer electronics ICs, memory ICs, personal computer peripheral ICs and communication ICs.

TV Azteca S.A.
(Mexico, 1.7%)

TV Azteca owns and operates two national television networks through two anchor stations in Mexico, and numerous other stations throughout the country. The company also produces television programming for broadcast over its networks and for international sale.

Grupo Financiero Banamex Accival, S.A. (GF Banacci)
(Mexico, 1.6%)

GF Banacci is a full-range financial services group with banking, insurance and asset management activities. It is the second-largest bank in Mexico and has recently launched a number of e-business initiatives. The Mexican banking system is beginning to grow again after several years of rebuilding since the Tequila Crisis in 1995. Banacci is well positioned to take advantage of this growth.
-------
*Portfolio is subject to change.

                    Van Eck Worldwide Emerging Markets Fund
                       Schedule of Portfolio Investments
                           June 30, 2000 (unaudited)

--------------------------------------------------------------------------------

           No. of                                                       Value
 Country   Shares                    Securities (a)                    (Note 1)
--------------------------------------------------------------------------------
 BRAZIL: 9.7%
              15,000 CBD (Pao de Azucar) (ADR)                        $  481,875
           3,300,000 Celular CRT Participacoes Pfd.                    1,430,397
          46,000,000 Companhia Energetica de Minas Gerais Pfd.           797,811
          17,111,100 CIA Eletricidade de Bahia (b)                       584,792
             130,000 CIA Paranaense de Energia (Copel) Pfd. (ADR)      1,210,625
              82,700 Embratel Participacoes S.A.                       1,953,788
          40,000,000 Gerdau Metalurgica PN                               844,679
          98,552,090 Gerdau S.A. Pfd.                                  1,209,242
             920,000 Industrias Klabin de Papel e Celulose PN            766,880
             150,000 Industrias Klabin de Papel e Celulose PN (ADR)    1,247,265
              55,000 Petroleo Brasileiro S.A. Pfd.                     1,665,740
              12,300 Starmedia Network, Inc.                             232,163
              30,000 Tele Centro Oeste Celular Participacoes S.A.
                      (ADR)                                              360,000
              37,000 Tele Centro Sul
                      Participacoes S.A. (ADR)                         2,703,313
             117,745 Tele Norte Leste Participacoes S.A. (ADR)         2,781,726
         300,000,000 Telecelular Sul Participacoes PN                  1,343,707
              45,000 Uniao de Bancos Brasileiros S.A.                  1,293,750
                                                                      ----------
                                                                      20,907,753
                                                                      ----------
 CHILE: 0.2%
              75,000 Antofagasta Holdings PLC                            403,702
                                                                      ----------
 CHINA: 2.0%
           2,000,000 Matrix8848.net Holdings, LLC (b)(c)(d)            2,000,000
           6,350,000 Yizheng Chemical Fibre Co. Ltd.                   1,262,571
           6,850,000 Zhenhai Refining & Chemical Co. Ltd.              1,063,228
                                                                      ----------
                                                                       4,325,799
                                                                      ----------
 EGYPT: 0.8%
              60,000 Commercial International Bank (Sponsored GDR)       645,000
              32,000 Mobinil-Egyptian Mobile Services                  1,041,412
                                                                      ----------
                                                                       1,686,412
                                                                      ----------

           No. of                                                     Value
 Country   Shares                  Securities (a)                   (Note 1)
------------------------------------------------------------------------------
 HONG KONG: 6.3%
            548,500 Asia Satellite Telecommunications Holdings
                     Ltd.                                          $ 1,875,099
          3,000,000 Brilliance China Automotive Holdings Ltd.          515,676
            206,000 Cheung Kong (Holdings)
                     Ltd.                                            2,279,170
            100,000 China Telecom (Hong Kong) Ltd.                     881,908
            313,000 Citic Pacific Ltd.                               1,638,155
            415,000 Dah Sing Financial Group                         1,671,584
            475,000 Li & Fung Ltd.                                   2,376,341
          1,857,800 New World Infrastructure Ltd.                    1,644,366
          1,260,000 Wheelock & Co. Ltd.                                824,311
                                                                   -----------
                                                                    13,706,610
                                                                   -----------
 HUNGARY: 0.5%
             11,000 EGIS Rt.                                           460,818
             17,200 Magyar Tavkozlesi Rt. (Sponsored ADR)              593,400
                                                                   -----------
                                                                     1,054,218
                                                                   -----------
 INDIA: 8.2%
             65,500 Dr. Reddy's Laboratories Ltd.                    1,924,658
             58,000 HCL Technologies Ltd.                            1,674,141
                 50 Hindustan Lever Ltd.                                 3,188
            444,500 Hindustan Petroleum Corp. Ltd.                   1,222,002
            140,500 Housing Development Finance Corporation Ltd.     1,739,808
             12,000 Infosys Technologies Ltd.                        2,241,433
                100 ITC Ltd.                                             1,774
             36,500 NIIT Ltd.                                        1,791,075
             67,300 Satyam Computer Services Ltd.                    4,491,691
             67,000 Sonata Software Ltd.                               945,353
             62,363 Videsh Sanchar Nigam Ltd.                        1,683,033
                                                                   -----------
                                                                    17,718,156
                                                                   -----------
 INDONESIA: 1.1%
          2,466,827 PT Astra International Tbk                         774,625
          1,860,000 PT Bank Pan Indonesia Tbk Warrants (expiring
                     7/08/02)                                           17,628
         43,000,000 PT Lippo Bank Tbk                                  613,760
          2,500,000 PT Telekomunikasi Indonesia                        877,819
                                                                   -----------
                                                                     2,283,832
                                                                   -----------

                       See Notes to Financial Statements

                        Worldwide Emerging Markets Fund
                 Schedule of Portfolio Investments (continued)
                           June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

          No. of                                                       Value
 Country  Shares                   Securities (a)                    (Note 1)
-------------------------------------------------------------------------------
 ISRAEL: 5.1%
            32,500 Elbit Ltd.                                       $   300,625
            80,000 Fundtech Corp.                                     2,080,000
            65,000 Geo Interactive Media Group PLC                    1,241,809
            30,000 Gilat Satellite Networks Ltd.                      2,081,250
            43,000 Nice Systems Ltd. (ADR)                            3,319,063
            14,000 Orbotech, Ltd.                                     1,300,250
           125,000 Sapiens International Corporation N.V.               789,063
                                                                    -----------
                                                                     11,112,060
                                                                    -----------
 MALAYSIA: 3.0%
           685,000 Berjaya Sports Toto Berhad                         1,117,632
           595,000 Commerce Asset Holdings Berhad                     1,722,368
           904,000 MAA Holdings Berhad                                2,378,947
           190,000 Unisem (M) Berhad                                  1,350,000
                                                                    -----------
                                                                      6,568,947
                                                                    -----------
 MEXICO: 12.1%
           800,000 Carso Global Telecom                               2,291,422
           106,521 Cemex S.A. (Sponsored ADR)                         2,489,928
             6,250 Cemex S.A. Warrants (expiring 12/13/02)               16,602
           850,000 Consorcio ARA S.A. de C.V.                         1,005,046
           530,000 Corporacion GEO S.A. de C.V.                         869,782
           573,205 Corporation Interamericana de Entretenimento
                    S.A. de C.V. (Series B)                           2,249,467
           400,000 Grupo Continential S.A.                              407,726
           100,000 Grupo Elektra S.A. (Sponsored GDR)                 1,025,000
           830,000 Grupo Financiero Banamex Accival, S.A. de C.V.     3,502,574
         2,651,000 Grupo Financiero Bancomer S.A. (GDR)               1,351,103
           310,000 Grupo Mexico S.A. (Series B)                         875,287
           109,900 Telefonos de Mexico S.A. de C.V. (Sponsored
                    ADR)                                              6,278,038
           282,000 TV Azteca S.A. (Sponsored ADR)                     3,718,875
                                                                    -----------
                                                                     26,080,850
                                                                    -----------
 PHILIPPINES: 0.3%
         1,500,000 Benpres Holdings Corp.                               143,931
           222,600 Benpres Holdings Corp. (GDR)                         417,375
                                                                    -----------
                                                                        561,306
                                                                    -----------

          No. of                                                       Value
 Country  Shares                   Securities (a)                    (Note 1)
-------------------------------------------------------------------------------
 POLAND: 1.0%
                50 Central European Foods, Inc. (b)(c)              $   275,000
            10,000 Computerland S.A.                                    282,434
            11,500 Optimus S.A.                                         533,410
            20,250 Softbank S.A.                                      1,050,861
                                                                    -----------
                                                                      2,141,705
                                                                    -----------
 ROMANIA: 0.1%
            48,544 Romanian Growth Fund, The (c)                         48,544
         7,486,425 SNP Petrom (b)(c)                                    217,252
                                                                    -----------
                                                                        265,796
                                                                    -----------
 RUSSIA: 4.0%
           175,000 AO Tatneft (Sponsored ADR)                         1,717,188
            17,000 Golden Telecom, Inc.                                 505,750
            38,000 Lukoil Holding (ADR)                               1,925,082
           100,000 Norilsk Nickel                                       732,500
           110,000 RAO Unified Energy System (GDR)                    1,265,000
           189,400 Surgutneftegaz, Inc. (Sponsored ADR)               2,498,324
                                                                    -----------
                                                                      8,643,844
                                                                    -----------
 SINGAPORE: 5.4%
           384,800 Datacraft Asia Ltd.                                3,386,240
           280,000 Natsteel Electronics Ltd.                            858,548
           368,000 Pacific Century Regional Development Ltd.          5,024,472
            75,000 Singapore Airlines Ltd.                              741,973
            85,000 Singapore Land Ltd. Warrants (expiring 3/23/05
                    )                                                    76,714
           281,000 Star Cruises PLC                                   1,517,400
                                                                    -----------
                                                                     11,605,347
                                                                    -----------
 SOUTH AFRICA: 5.2%
         1,050,000 African Bank Investments Ltd.                      1,372,124
         1,000,000 Comparex Holdings Ltd.                             1,762,537
           552,670 Dimension Data Holdings Ltd.                       4,572,977
           215,000 Sappi Ltd.                                         1,617,257
         2,074,900 Softline Ltd.                                      1,909,642
                                                                    -----------
                                                                     11,234,537
                                                                    -----------
 SOUTH KOREA: 11.7%
            18,300 Cheil Communications, Inc.                         2,387,973
           115,575 Daou Technology, Inc.                              1,119,446
            28,500 Daum Communications Corp.                          2,709,356
           135,115 Housing & Commercial Bank, Korea                   3,162,711
           114,283 Hyundai Electronics Industries Co.                 2,254,861
            28,000 Korea Telecom Corp.                                2,465,954

                       See Notes to Financial Statements

                        Worldwide Emerging Markets Fund
                 Schedule of Portfolio Investments (continued)
                           June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

          No. of                                                   Value
 Country  Shares                 Securities (a)                  (Note 1)
---------------------------------------------------------------------------
 SOUTH KOREA (continued)
            20,000 Samsung Electronics                          $ 6,618,686
            13,990 SK Telecom Co.                                 4,579,583
                                                                -----------
                                                                 25,298,570
                                                                -----------
 TAIWAN: 13.4%
           343,250 Acer, Inc. (GDR)                               3,209,388
           225,000 Ambit Microsystems Corp.                       2,233,523
         1,130,700 Compal Electronics, Inc.                       2,778,449
            83,000 Evergreen Marine Corp.                           817,550
           190,000 Hon Hai Precision Industry Co. Ltd.            1,719,121
         1,603,000 Polaris Securities Co. Ltd.                    1,466,047
           481,300 R.O.C. Taiwan Fund                             4,181,294
           375,000 Siliconware Precision Industries Co. (ADR)     3,468,750
         1,501,800 United Microelectronics Corp.                  4,179,135
           203,000 Via Technologies, Inc.                         3,138,324
           542,000 Zyxel Communications Corp.                     1,781,676
                                                                -----------
                                                                 28,973,257
                                                                -----------

           No. of                                                  Value
 Country   Shares                 Securities (a)                 (Note 1)
---------------------------------------------------------------------------
 THAILAND: 0.2%
          2,638,600 Golden Land Property Development PLC        $   356,841
                                                                -----------
 TURKEY: 3.6%
         81,500,000 Akbank T.A.S.                                   630,932
         34,000,000 Aksigorta A.S.                                  671,736
         16,500,000 Carsi Buyuk Magazacilik A.S.                    479,005
         25,000,000 Dogan Sirketler Grubu Holding A.S.              604,805
         41,000,000 Dogan Yayin Holding A.S.                        694,316
          8,000,000 Enka Holding Yatirim A.S.                     1,774,085
         80,498,000 Turkiye Garanti Bankasi A.S.                    973,711
          6,856,000 Vestel Elektronik Sanayi ve Ticoret. A.S.     2,073,270
                                                                -----------
                                                                  7,901,860
                                                                -----------
 Total Stocks and Other Investments: 93.9%
 (cost: $178,137,085).........................................  202,831,402
                                                                -----------

                       See Notes to Financial Statements

                        Worldwide Emerging Markets Fund
                 Schedule of Portfolio Investments (continued)
                           June 30, 2000 (unaudited)

--------------------------------------------------------------------------------
                       See Notes to Financial Statements

Short-Term                                       Date of            Value
Obligation: 1.0%                                 Maturity Coupon   (Note 1)
-----------------------------------------------------------------------------
Repurchase Agreement (Note 12): Purchased on
 6/30/00; maturity value $2,201,000 (with State
 Street Bank & Trust Co., collateralized by
 $2,235,000 Federal National Mortgage
 Association--6.00%due 9/24/01 with a value of
 $2,250,894)
 (Cost: $2,201,000)                               7/03/00 6.45%  $  2,201,000
                                                                 ------------
Total Investments: 94.9%
(cost: $180,338,085)                                              205,032,402
Other assets less liabilities: 5.1%                                11,076,270
                                                                 ------------
Net Assets: 100%                                                 $216,108,672
                                                                 ============

Summary of         % of
Investments        Net
By Industry       Assets
-----------       ------
Advertising        1.1%
Airlines           0.3%
Automotive         0.6%
Building and
 Construction      2.4%
Chemicals          0.6%
Commercial
 Services          1.1%
Computer
 Software &
 Technology       19.6%
Conglomerates      1.9%
Electric
 Utilities         0.4%
Electronics &
 Electrical
 Equipment         8.5%
Engineering &
 Construction      0.8%
Entertainment &
 Leisure           2.3%
Financial
 Services &
 Insurance        10.7%
Food & Beverages   0.3%
Forest Products    1.7%

Summary of                                                            % of
Investments                                                           Net
By Industry                                                          Assets
-----------                                                          ------
Investment Fund                                                        2.0%
Manufacturing                                                          1.0%
Media                                                                  2.0%
Metals & Mining                                                        0.7%
Oil & Gas                                                              4.8%
Pharmaceuticals                                                        1.1%
Real Estate                                                            1.7%
Retail                                                                 0.9%
Semiconductors & Semiconductor Equipment                               8.1%
Steel                                                                  1.0%
Telecommunications                                                    16.5%
Transportation                                                         0.4%
Utilities                                                              1.4%
Short-term Obligation                                                  1.0%
Other assets less liabilities                                          5.1%
                                                                     ------
                                                                     100.0%
                                                                     ======

-------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Fair value as determined by the Board of Trustees.
(c) Restricted security, see Note 9.
(d) Affiliated company. See Schedule of Affiliated Company Transactions (Note
    11).

Glossary:
ADR-American Depositary Receipt
GDR-Global Depositary Receipt

        Worldwide Emerging Markets Fund Financial Statements (unaudited)

--------------------------------------------------------------------------------

Statement of Assets and Liabilities

June 30, 2000
Assets:
Investments, at value (cost, $180,338,085) (Note 1)............   $205,032,402
Cash and foreign currency......................................      6,082,096
Cash--initial margin for equity swap (Note 8)..................      1,509,083
Receivables:
 Securities sold...............................................      4,120,498
 Capital shares sold...........................................      3,169,672
 Due from broker (Note 8)......................................        252,966
 Dividends and interest........................................        241,382
Deferred organization costs (Note 1)...........................            722
                                                                  ------------
  Total assets.................................................    220,408,821
                                                                  ------------
Liabilities:
 Payables:
 Securities purchased..........................................      3,277,899
 Foreign taxes.................................................        690,993
 Capital shares redeemed.......................................        240,536
 Unrealized depreciation on forward foreign currency contracts
  (Note 6).....................................................          9,675
 Due to adviser................................................          3,804
 Accounts payable..............................................         77,242
                                                                  ------------
  Total liabilities............................................      4,300,149
                                                                  ------------
Net assets.....................................................   $216,108,672
                                                                  ============
Shares outstanding.............................................     17,296,700
                                                                  ============
Net asset value, redemption and offering price per share.......         $12.49
                                                                  ============
Net assets consist of:
 Aggregate paid in capital.....................................   $202,630,802
 Unrealized appreciation of investments, equity swaps, forward foreign currency contracts and foreign denominated assets,
  liabilities..................................................     24,343,740
 Net investment loss...........................................       (458,119)
 Accumulated realized loss.....................................    (10,407,751)
                                                                  ------------
                                                                  $216,108,672
                                                                  ============
Statement of Operations
Six Months Ended June 30, 2000
Income: (Note 1)
Dividends (net of foreign taxes withheld of
 $113,213).........................................               $  1,375,061
Interest...........................................                    203,780
                                                                  ------------
  Total income.....................................                  1,578,841
Expenses:
Management (Note 2)................................   $1,241,972
Administration (Note 2)............................        1,225
Custodian..........................................      234,655
Interest (Note 10).................................       55,293
Trustees' fees and expenses........................       42,331
Reports to shareholders............................       22,100
Professional.......................................       17,531
Amortization of deferred organization costs (Note
 1)................................................          748
Other..............................................       23,274
                                                      ----------
  Total expenses...................................    1,639,129
Expenses reduced by a brokerage arrangement (Note 2)      (8,540)
                                                      ----------
  Net expenses.....................................                  1,630,589
                                                                  ------------
  Net investment loss..............................                    (51,748)
                                                                  ------------
Realized and Unrealized Gain (Loss) on Investments
 (Note 3):
Realized gain from security transactions (net of
 foreign taxes withheld of $802,275)...............                 23,349,779
Realized loss from foreign currency transactions...                   (396,586)
Realized gain on equity swaps......................                    388,452
Change in unrealized depreciation of foreign
 denominated assets, liabilities and foreign
 forward currency transactions.....................                    431,760
Change in unrealized appreciation of investments
 and equity swaps..................................               (55,536,915 )
                                                                  ------------
Net loss on investments and foreign currency
 transactions......................................                (31,763,510)
                                                                  ------------
Net Decrease in Net Assets Resulting from
 Operations........................................               $(31,815,258)
                                                                  ============

                       See Notes to Financial Statements

                        Worldwide Emerging Markets Fund
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                   Six Months
                                                      Ended       Year Ended
                                                  June 30, 2000  December 31,
                                                   (unaudited)       1999
                                                  -------------  -------------
Increase (Decrease) in Net Assets From:
Operations:
 Net investment income (loss)...................  $     (51,748) $     935,528
 Realized gain from security transactions.......     23,349,779     15,482,982
 Realized loss from foreign currency
  transactions..................................       (396,586)    (1,247,018)
 Realized gain on options.......................             --         45,106
 Realized gain on equity swaps and foreign
  futures contracts.............................        388,452         40,550
 Change in unrealized depreciation of foreign
  denominated assets, liabilities and foreign
  forward currency contracts....................        431,760     (1,019,358)
 Change in unrealized appreciation of
  investments, futures and equity swaps.........    (55,536,915)    84,419,384
                                                  -------------  -------------
Net Increase (decrease) in net assets resulting
 from operations................................    (31,815,258)    98,657,174
                                                  -------------  -------------
Capital share transactions*:
 Net proceeds from sales of shares..............    346,304,830    416,658,982
 Cost of shares reacquired......................   (341,897,240)  (326,312,676)
                                                  -------------  -------------
 Increase in net assets resulting from capital
  share transactions............................      4,407,590     90,346,306
                                                  -------------  -------------
 Total increase (decrease) in net assets........    (27,407,668)   189,003,480
Net Assets:
Beginning of period.............................    243,516,340     54,512,860
                                                  -------------  -------------
End of period (including net investment loss of
 $(458,119) and $(9,785), respectively).........  $ 216,108,672  $ 243,516,340
                                                  =============  =============
*Shares of Beneficial Interest Issued and
 Redeemed (unlimited number of $.001 Par Value
 Shares Authorized, Issued and Redeemed):
 Shares sold....................................     24,906,082     42,362,326
 Shares reacquired..............................    (24,680,518)   (32,950,683)
                                                  -------------  -------------
 Net increase...................................        225,564      9,411,643
                                                  =============  =============

                       See Notes to Financial Statements

                        Worldwide Emerging Markets Fund
-------------------------------------------------------------------------------
Financial Highlights
For a share outstanding throughout each period

                          Six Months                                                For The Period
                             Ended                                    For The Eight  December 21,
                           June 30,     Year Ended December 31,       Months Ended    1995(a) to
                             2000       ----------------------------  December 31,    April 30,
                          (unaudited)     1999       1998     1997        1996           1996
                          -----------   --------    -------  -------  ------------- --------------
Net Asset Value,
 Beginning of Period....   $  14.26     $   7.12    $ 11.00  $ 12.49     $ 10.95        $10.00
                           --------     --------    -------  -------     -------        ------
Income From Investment
 Operations:
Net Investment Income...         --         0.10(b)    0.09     0.14        0.01(b)       0.07(b)
Net Gain (Loss) on
 Investments (both
 Realized and
 Unrealized)............      (1.77)        7.04      (3.80)   (1.58)       1.59          0.88
                           --------     --------    -------  -------     -------        ------
Total From Investment
 Operations.............      (1.77)        7.14      (3.71)   (1.44)       1.60          0.95
                           --------     --------    -------  -------     -------        ------
Less Dividend and
 Distributions:
Dividend from Net
 Investment Income......         --           --      (0.09)   (0.05)      (0.06)           --
Distributions from
 Realized Capital Gains.         --           --      (0.08)      --          --            --
                           --------     --------    -------  -------     -------        ------
Total Distributions.....         --           --      (0.17)   (0.05)      (0.06)           --
                           --------     --------    -------  -------     -------        ------
Net Asset Value, End of
 Period.................   $  12.49     $  14.26    $  7.12  $ 11.00     $ 12.49        $10.95
                           ========     ========    =======  =======     =======        ======
Total Return (c)........    (12.41%)     100.28%    (34.15%) (11.61%)     14.66%         9.50%
--------------------------------------------------------------------------------------------------
Ratios/Supplementary
 Data
Net Assets, End of
 Period (000)...........   $216,109     $243,516    $54,513  $92,433     $15,355        $  597
Ratio of Gross Expenses
 to Average Net Assets..      1.32%(d)     1.54%      1.61%    1.34%       2.64%(d)      2.06%(d)
Ratio of Net Expenses
 (excluding interest
 expense) to Average Net
 Assets.................      1.27%(d)     1.34%      1.50%    0.00%       0.00%(d)      0.00%(d)
Ratio of Net Investment
 Income to Average Net
 Assets.................    (0.04)%(d)     0.80%      1.02%    0.91%       0.74%(d)      1.89%(d)
Portfolio Turnover Rate.     61.83%      143.03%    117.16%  142.39%      29.53%        45.89%

-------
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. Total return for a period of less than one year is not annualized.
(d) Annualized.
                       See Notes to Financial Statements
-------------------------------------------------------------------------------

Notes to Financial Statements (unaudited)

Note 1--Significant Accounting Policies:
Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Worldwide Emerging Markets Fund, a diversified fund (the "Fund") of the Trust, in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimated.

A. Security Valuation--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates value. Forward currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. Federal Income Taxes--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as realized gains or losses from foreign currency transactions.

D. Dividends and Distributions--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from such amounts reported in accordance with generally accepted accounting principles.

                        Worldwide Emerging Markets Fund
-------------------------------------------------------------------------------
Notes to Financial Statements (continued)

E. Other--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F. Deferred Organization--Costs are being amortized over a period not to exceed five years.

G. Use of Derivative Instruments

Futures Contracts--The fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit ("initial margin") as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments ("variation margin") to cover any additional obligation it may have under the contract. In the remote chance a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in price of the futures contract and the price of the underlying instrument and interest rates. Gains and losses on futures contracts are separately disclosed.

Option Contracts--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell
(puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. There are no options written outstanding at June 30, 2000.

Note 2--Management Agreement--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1% of the average daily net assets, which includes the fee paid to the Adviser for accounting and administrative services. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation.

In accordance with the advisory agreement, the Fund reimburses the Adviser for costs incurred in connection with certain administrative functions.

The Fund also directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. For the six months ended June 30, 2000, the portion of the Fund's expenses reduced by this directed brokerage agreement amounted to $8,540.

Note 3--Investments--Purchases and sales of securities, other than short-term obligations, aggregated $144,722,345 and $142,257,118, respectively, for the six months ended June 30, 2000. For federal income tax purposes, the identified cost of investments owned at June 30, 2000 was $180,338,085. As of June 30, 2000, net unrealized appreciation for federal income tax purposes aggregated $24,694,317 of which $46,912,666 related to appreciated securities and $22,218,349 related to depreciated securities.

As of December 31, 1999, the Fund had a capital loss carry forward of $33,460,804 available, expiring December 31, 2006.

Note 4--Concentration of Risk--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

Note 5--Warrants--The Fund invests in warrants whose values are linked to indices or underlying instruments. The Fund uses these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 6--Forward Foreign Currency Contracts--The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward currency contracts to hedge foreign denominated assets.

Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. At June 30, 2000, the Fund had the following outstanding forward foreign currency contracts:

                                              Value At
                                             Settlement  Current    Unrealized
Contracts                                       Date      Value    Depreciation
---------                                    ---------- ---------- ------------
Forward Foreign Currency Sale Contracts:
BRL 245,964 expiring 7/03/00                 $  492,136 $  499,829   $(7,693)
IDR 10,169,821,630 expiring 7/03/00-7/05/00   1,160,142  1,161,270    (1,128)
PLN 466,710 expiring 7/05/00                    106,312    107,166      (854)
                                                                     -------
                                                                     $(9,675)
                                                                     =======

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

Note 7--Trustee Deferred Compensation Plan--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Fund has elected to show this deferred liability net of the corresponding asset

                        Worldwide Emerging Markets Fund
-------------------------------------------------------------------------------
Notes to Financial Statements (continued)

for financial statement purposes. The Plan has been approved by the Internal Revenue Service.

As of June 30, 2000 the total value of the asset and corresponding liability of the Fund's portion of the Plan is $58,119.

Note 8--Equity Swaps--The Fund entered into the following equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker.

            Number
Underlying    of     Notional  Termination  Unrealized
Securities  Shares    Amount      Date     Appreciation
----------  ------- ---------- ----------- ------------
United
 Microelectronics
 Corp.:     639,600 $1,509,083  11/16/00     $252,966

Note 9--Restricted Securities

The following securities are restricted as to sale and deemed illiquid:

                                                                         Percent
                                                                         of Net
                                                                         Assets
                                            Date                Total      at
                                          Acquired    Cost      Value    6/30/00
                                          -------- ---------- ---------- -------
Central European Foods, Inc.............. 6/01/98  $  275,000 $  275,000   0.1%
Matrix8848.net Holdings, LLC............. 6/14/00   2,000,000  2,000,000   0.9
Romanian Growth Fund (The)............... 5/12/97     500,000     48,544   0.0
SNP Petrom............................... 10/27/97  1,936,469    217,252   0.1
                                                                           ---
                                                                           1.1%
                                                                           ===

Note 10--Bank Line of Credit--The Trust may participate with other funds managed by Van Eck in a $15 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Series, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Series have agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. On June 30, 2000, the Fund borrowed an average daily amount of $931,180 at a weighted average interest rate of 6.46% under the Facility.

Note 11--Schedule of Affiliated Company

Transactions--Transactions with affiliates (as defined by the Investment Company Act of 1940) for the six months ended June 30, 2000:

Matrix 8848.net Holdings, LLC
12/31/99 Share Balance                 --
Purchases:Shares                2,000,000
Cost                           $2,000,000
Sales: Shares                          --
Cost                                   --
Realized Gain (Loss)                   --
6/30/00 Share Balance           2,000,000
                               ----------
Market Value                   $2,000,000
                               ----------
Dividend Income                        --

Note 12--Repurchase Agreements--Collateral for repurchase agreements, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

                                                                [GRAPHIC]
                                                           Retire on Your Terms
                                                            Variable Annuities
Van Eck Global[LOGO]

Investment Adviser:     Van Eck Associates Corporation
       Distributor:     Van Eck Securities Corporation
                        99 Park Avenue, New York, NY 10016  www.vaneck.com


This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing.